NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED AUGUST 10, 2018

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED NOVEMBER 30, 2017

The Board of Trustees of Nuveen Investment Trust V (the “Board”) has approved the transfer of the Fund’s sub-advisory agreement from the Fund’s lead sub-adviser, Nuveen Investments Advisers, LLC (“NIA”), to Nuveen Asset Management, LLC (“NAM”). In addition, because NAM already has a sub-advisory agreement in place with the Fund, the Board has also approved the amendment and restatement of NAM’s existing agreement to incorporate relevant terms from the transferred NIA sub-advisory agreement. This transition will occur on September 4, 2018.

NIA and NAM are both affiliates of the Fund’s investment adviser, Nuveen Fund Advisors, LLC, and are subsidiaries of Nuveen, LLC. This transfer will occur in connection with an internal reorganization of certain investment mandates and related personnel from NIA to NAM. As a result of the transfer, NAM will assume NIA’s responsibility to allocate the Fund’s assets among underlying funds and the Fund’s additional sub-advisers (the “Managers”), each of which is responsible for the day-to-day management of that portion of the Fund’s assets that is allocated to such Manager.

Anurag Dugar, the current NIA employee and portfolio manager responsible for providing asset allocation services to the Fund, will become an employee of NAM on September 4, 2018 and will continue to exercise the same portfolio management responsibilities for the Fund. In addition, effective September 5, 2018, Nathan Shetty will be added as a portfolio manager for the Fund, responsible along with Mr. Dugar for allocating the Fund’s assets among the Managers and underlying funds.

Nathan Shetty, CFA, joined Nuveen as a Senior Portfolio Manager in May 2018 and will join NAM as a Managing Director on August 31, 2018. Prior to joining Nuveen, Mr. Shetty held multiple roles in UBS Global Asset Management’s Investment Solutions group from 2014 to 2018. Most recently, he served as the co-head of Portfolio Management, where he was responsible for the global oversight of a team of 30 portfolio managers and $110 billion in multi-asset portfolios and solutions mandates.

The Fund’s remaining portfolio managers, including NAM employees David Chalupnik, Derek Sadowsky and David Friar, will continue to manage the portion of the Fund’s assets allocated to them according to the investment strategies described in the Fund’s prospectus.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAIPS-0818P

NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED AUGUST 10, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2017

Effective September 4, 2018, Nuveen Asset Management, LLC (“NAM”) will replace Nuveen Investments Advisers, LLC (“NIA”) as the lead sub-adviser of Nuveen Multi-Asset Income Fund (the “Fund”). As a result of the transfer, NAM will assume NIA’s responsibility to allocate the Fund’s assets among underlying funds and the Fund’s additional sub-advisers (the “Managers”), each of which is responsible for the day-to-day management of that portion of the Fund’s assets that is allocated to such Manager. NAM will also continue to manage the portion of the Fund’s assets allocated to it according to the investment strategies described in the Fund’s prospectus.

Anurag Dugar, the current NIA employee and portfolio manager responsible for providing asset allocation services to the Fund, will become an employee of NAM on September 4, 2018 and will continue to exercise the same portfolio management responsibilities for the Fund. In addition, effective September 5, 2018, Nathan Shetty will be added as a portfolio manager for the Fund, responsible along with Mr. Dugar for allocating the Fund’s assets among the Managers and underlying funds.

PLEASE KEEP THIS WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MAISAI-0818P